POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                    /s/ Lawrence T.  Babbio, Jr.
                                   Lawrence T. Babbio, Jr.

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                    /s/ R. L. Carrion
                                   Richard L. Carrion

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                    /s/ James G.Cullen
                                   James G. Cullen

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                    /s/ J. R. de Vink
                                   Lodewijk J.R. de Vink

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                    /s/ J. H. Gilliam,Jr.
                                   James H. Gilliam, Jr.

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                    /s/ Stanley P. Goldstein
                                   Stanley P. Goldstein

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                    /s/ Helene L. Kaplan
                                   Helene L. Kaplan

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                    /s/ Thomas H. Kean
                                   Thomas H. Kean

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                    /s/ Elizabeth T. Kennan
                                   Elizabeth T. Kennan

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                    /s/ John F. Maypole
                                   John F. Maypole

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                    /s/ Joseph Neubauer
                                   Joseph Neubauer

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                    /s/ Thomas H. O'Brien
                                   Thomas H. O'Brien

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                    /s/ Eckhard Pfeiffer
                                   Eckhard Pfeiffer

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                    /s/  Hugh B. Price
                                   Hugh B. Price

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                    /s/ Rozanne L. Ridgway
                                   Rozanne L. Ridgway

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Ivan G. Seidenberg and Doreen A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                    /s/ F. V. Salerno
                                   Frederic V. Salerno

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno and Doreen A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                    /s/ Ivan Seidenberg
                                   Ivan G. Seidenberg

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                    /s/ John R. Stafford
                                   John R. Stafford

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.





                                    /s/ Walter V. Shipley
                                   Walter V. Shipley

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                    /s/ Morrison Des. Webb
                                   Morrison DeS. Webb

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno, Ivan G. Seidenberg and Doreen
A. Toben as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                    /s/ Shirley Young
                                   Shirley Young

                      POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 relating to shares of Common Stock, par value $.10 per share, of the Company to be offered and sold from time to time under the Bell Atlantic Savings Plan for Salaried Employees.

          NOW, THEREFORE, the undersigned hereby appoints each of Frederic V. Salerno and Ivan G. Seidenberg as attorney for the undersigned for the purpose of executing and filing such registration statement and any amendment or amendments or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of March, 1999.




                                    /s/ Doreen A. Toben
                                   Doreen A. Toben